Provisions	12 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Provisions

18.	Provisions:

The Company recognizes provisions for asset retirement costs associated with its leased facilities where it has obligations under lease agreements to restore premises to their original condition at the end of the lease term. As at June 30, 2026, the provision was measured using an inflation rate of 2.36% and a discount rate of 3.47%, with the discount rate based on the applicable 11.5-year zero-coupon yield corresponding to the estimated average timing of the restoration obligations.

	June 30, 2026	June 30, 2025
Beginning of the period	$2,401	$-
Additions from acquisition (note 19)	-	2,129
Additions	136	202
Increase (decrease) in liability	(98)	(14)
Accretion expense	59	84
End of the period	$2,498	$2,401